PHOENIX ASSET TRUST

               Supplement dated January 3, 2007 to the Prospectus
           and Statement of Additional Information dated May 1, 2006, as supplemented May 22, 2006, August 23, 2006,
   September 15, 2006, October 20, 2006, December 6, 2006 and December 7, 2006


IMPORTANT NOTICE TO INVESTORS

PHOENIX RISING DIVIDENDS FUND

Effective March 15, 2007, the fund's Principal Investment Strategies are being revised to permit investment in a broader range of securities than is currently allowed. The new Principal Investment Strategies are set forth below and will replace the existing Principal Investment Strategies (on page 5 of the fund's current prospectus) in their entirety on or about March 15, 2007, following the required 60 days notice to shareholders of such changes.

o Under normal circumstances, the fund invests in common stocks of recognized companies of any size, although it invests principally in companies having a market capitalization of $500 million or more.

o The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund using a strategy emphasizing companies that have consistently increased their dividends over time.

o The fund may have significant investments in the financial services sector, with a weighting that will generally represent 25% to 50% of the fund. Other than financial services, the fund's sector weightings, as measured relative to the S&P 500(R) Index, will be plus or minus 20 percentage points. The fund may not be invested in a sector if the subadviser cannot find any holdings in that sector that have consistently increased their dividends over time, that generate significant dividend income and that sell at an attractive valuation.

o    The subadviser uses proprietary models to determine relative value.

o Generally, the fund invests in approximately 50 to 125 securities at any given time.

o The subadviser will deploy a sell discipline that seeks to dispose of holdings that it believes may potentially cut the dividend, produce insufficient dividend income, sell at an unattractive valuation or are the subject of negative developments individually or as an industry.

Upon effectiveness of the new Principal Investment Strategies, the Risks Related to Principal Investment Strategies will be revised by deleting the description of "Growth Stocks" and "Limited Number of Investments Risk" and adding the following disclosures:

     o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet


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         apparent. Value-oriented funds typically underperform when growth investing is in favor.

     SECTOR INVESTING RISK

     To the extent the fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared with the companies in the sector(s) in which the fund was invested. Moreover, conditions that negatively affect the sector(s) in which the fund has invested will have a greater impact on the fund as compared with a fund that is not significantly invested in such sector(s).

Additionally, Paul Wayne has retired and is therefore no longer a member of the portfolio management team for the fund. Allan M. Rudnick and Richard Sherry, currently members of the team, will remain as co-portfolio managers of the fund.


PHOENIX SMALL-MID CAP FUND

Under Principal Investment Strategies on page 10 of the fund's current prospectus, the description of the number of securities in which the fund generally invests is hereby replaced with the following disclosure: "Generally, the fund invests in approximately 20 to 40 securities at any given time." No other changes to the fund's Principal Investment Strategies are being made at this time.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1718/StratChanges (1/07)